                      DATED THIS 17 DAY OF DECEMBER 1998










                       (1) UNICOMP HOLDINGS (UK) LIMITED
                                (THE `COMPANY')




                                      AND





                                (2) SX3 LIMITED







                                   MORTGAGE











                               CARSON & MCDOWELL
                                  SOLICITORS
                                 MURRAY HOUSE
                                 MURRAY STREET
                             BELFAST       BT1 6HS

INDEX TO CLAUSES

1        Definitions and Interpretation
2        Covenant to Pay
3        Security
4        Discharge
5        Restrictions
6        Covenants by the Company
7        Power to Remedy
8        Enforcement
9        Appointment and Powers of Receiver
10       Lender's Liability
11       Protection of Third Parties
12       Powers of Leasing
13       Power of Attorney
14       Lender's Rights
15       Costs and Expenses
16       Continuing Security
17       Notices
18       Transfers
19       Miscellaneous
20       Law and Jurisdiction
21       Unregistered Land
22       Registered Land

Schedule

THIS Mortgage is dated 17 December 1998 and made BETWEEN:

(1) UNICOMP HOLDINGS (UK) LIMITED having its registered office at Acre House 11-15 William Road London NW1 3ER (the `Company') and

(2) SX3 LIMITED its registered office at 120 Malone Road, Belfast BT9 5HT (the `Lender')

WHEREAS:

Recitals if preferred

NOW THIS DEED WITNESSES and it is agreed and declared as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1 Unless the context otherwise requires or unless otherwise defined in this Mortgage, words and expressions shall have the same respective meanings that are ascribed to them in the Loan Agreement.

1.2      DEFINITIONS

In this Mortgage unless the context otherwise requires:

         `Advance' means the sum of one million pounds ((pound)1,000,000) now advanced by the Lender to the Company (the receipt of which sum the Company hereby acknowledges).

         `CA' means the Conveyancing Act 1881.

         `Encumbrance' means any mortgage charge pledge lien assignment hypothecation security interest preferential right or trust arrangement or other encumbrance security agreement or arrangement of any kind or any right conferring a priority of payment.

         `Enforcement Event' means any of the events or circumstances described in clause 8 of the Loan Agreement.

         `Expenses' means all interest commission fees and legal and other costs charges and expenses which the Lender or any Receiver may charge or incur in relation to the Company or this Mortgage and the preparation negotiation and creation of this Mortgage and/or in relation to the Mortgaged Property and/or breach of any provision of, and the protection realisation or enforcement of, this Mortgage in each case on a full indemnity basis.

         `Loan Agreement' means the Loan Agreement of even date and made between
         (1) Sx3 Limited and (2) Unicomp Holdings (UK) Limited and any variation amendment or extension thereof or supplement thereto from time to time in force.

         `Insured Risks' means fire storm lightning earthquake explosion aircraft riot civil commotion malicious damage impact terrorism aircraft and other aerial devices or articles dropped therefrom tempest flood bursting and overflowing of water tanks apparatus or pipes and damage by or resulting from vehicular impact and such other risks as the Lender shall approve including demolition and site clearance costs and expenses architects surveyors and other professional fees and all other incidental expenses and loss of rents payable by the tenants or other occupiers of the property for a period of three years or for such longer period as the Lender shall from time to time require.

         `Interest Payment Date' means each of the dates prescribed for payment referred to in clause 3 of the Loan Agreement.

         `Interest Rate' means the Prescribed Rate as defined in the Loan
          Agreement

         `Lease' means where the Property is leasehold the lease under which the Company holds the Property short particulars of which are set out in
         Part II of the Schedule and any instrument supplemental to it or which is expressed to be collateral to it or entered into pursuant to or in accordance with its terms.

         `Mortgage' means this Mortgage and includes any instrument supplemental to or which is expressed to be collateral or entered into pursuant to or in accordance with the terms of this Mortgage.

         `Mortgaged Property' means the property assets debts rights and undertaking charged to the Lender by this Mortgage and includes any part of or interest therein.

         `Planning Order' means the Planning (NI) Order 1989

         `Property' means the freehold leasehold or immovable property referred to in Part I of the Schedule and any part or parts of it and including all rights attached or appurtenant to it and all buildings fixtures fittings plant and machinery from time to time situate on it and belonging to the Company.

         `Prior Charge(s)' means the Encumbrances existing at the date of this Mortgage, details of which are set out in Part III of the Schedule.

         `Receiver' means an administrative receiver, receiver and/or manager and any substitute for any such person and whether appointed under this Mortgage or pursuant to any statute or otherwise.

         `Repayment Dates' means those dates relating to payment referred to in the Loan Agreement

         `Secured Liabilities' means the Advance and the Expenses and all interest which the Lender may charge or incur in relation to the Company or this Mortgage or the enforcement of this Mortgage or the Property on a full indemnity basis and so that interest shall be computed and compounded on the terms agreed between the parties or if not agreed according to the usual practice of the Bank of Ireland as well after as before any demand or judgment.

1.3 Interpretation

In this Mortgage:

         (a) references to Clauses and Schedules are to be construed as references to the clauses of and schedules to this Mortgage;

         (b) references to any provisions of this Mortgage or to any other document or agreement are to be construed as references to those provisions or that document or agreement as is in force for the time being and as amended, varied, supplemented, substituted or novated from time to time;

         (c) words importing the singular are to include the plural and vice versa;

         (d) references to a person are to be construed to include references to a corporation, firm, company, partnership, joint venture, unincorporated body of persons, individual or any state or any agency of a state, whether or not a separate legal entity;

         (e) references to any person are to be construed to include that person's assigns or transferees or successors in title, whether direct or indirect;

         (f) references to any statutory provision are to be construed as references to that statutory provision as amended, supplemented, re-enacted or replaced from time to time (whether before or after the date of this Mortgage) and are to include any orders regulations instruments or other subordinate legislation made under or deriving validity from that statutory provision;

         (g) Clause headings are for ease of reference only and are not to affect the interpretation of this Mortgage;

         (h)      where the `Company' consists of two or more parties:

                  (i) such expression shall in this Mortgage mean and include such two or more parties and each of them or (as the case may require) any of them;

                  (ii) all covenants charges agreements and undertakings expressed or implied on the part of the Company in this Mortgage shall be deemed to be joint and several covenants, charges, agreements and undertakings by such parties;

                  (iii) each shall be bound even if any other of them intended or expressed to be bound by this Mortgage shall not be so bound; and

                  (iv) the Lender may release or discharge any one or more of them from all or any liability or obligation under this Mortgage or may make any arrangement or composition with any such person without thereby releasing any other or others of them or otherwise prejudicing any of its rights under this Mortgage or otherwise.

2.       COVENANT TO PAY

2.1      The Company covenants with the Lender that the Company will:

(i)      repay the Advance by equal instalments on the Repayment Dates;

(ii) pay interest on the amount of the Advance for the time being and from time to time outstanding from the date of the Advance at the Interest Rate (before and after any demand made or judgment obtained) such interest to accrue from day to day and shall be payable on each Interest Payment Date;

(iii)    pay to the Lender or discharge any other Secured Liability on demand.

2.2 If any payment falls due under this Mortgage on any day on which banks are not generally open for business in the place of payment, the due date for payment shall be extended to the next such day and interest shall be adjusted accordingly.

3.       SECURITY

3.1 The Borrower as beneficial owner and as a continuing security for the payment or discharge of all monies obligations and liabilities hereby covenanted to be paid or discharged by the Borrower:

         (a) hereby grants demises charges and assigns unto the Lender the hereditaments and premises described in the Schedule hereto and all buildings fixed plant machinery and other things of the nature of fixtures which are now or may at any time during the continuance of the security be thereon; (i) to hold so much thereof as is held in fee simple unto and to the use of the Lender in fee simple;

                  (ii) to hold so much thereof as is held in fee farm unto the Lender for 10,000 years without impeachment of waste;

                  (iii) to hold so much thereof as is of leasehold tenure unto the Lender for the residue of the term or terms of years for which the same are held except the last three days of such term without impeachment of waste and;

                  (iv) so much thereof as consists of lands registered in the Land Registry of Northern Ireland with all monies lent or to be lent by the Lender to the Company with interest thereon and the Company hereby assents to the registration of the Charge hereby created as a burden affecting the said lands;

         (b)      hereby charges by way of first fixed charge:

                  (i) all freehold leasehold and other immovable property now or in the future belonging to the Borrower together with all buildings, trade and other fixtures, fixed plant and machinery of the Borrower from time to time thereon;

                  (ii) all plant and machinery now or in the future belonging to the Borrower other than fixed plant and machinery;

                  (iii) all book debts and other debts now or in the future due or owing to the Borrower;

                  (iv) all stocks shares and other securities now or in the future belonging to the Borrower together with all dividends and other rights deriving therefrom;

                  (v) the goodwill of the Borrower and its uncalled capital for the time being;

                  (vi) all patents trade marks service marks designs and other intellectual property rights choses in action and claims and all fees, royalties and other rights of every kind deriving therefrom now or in the future belonging to the Borrower;

         (c) hereby charges by way of first floating charge the whole of the Borrower's undertaking and all its property and assets whatsoever and wheresoever present and future other than the property and assets from time to time effectively charged to the Bank by way of legal mortgage or fixed charge by this Debenture.

3.2 The Company as beneficial owner charges to the Lender and as continuing security for the payment and discharge of the Secured Liabilities, by way of floating charge the undertaking and all other property assets and rights of the Company not effectively charged above both present and future.

3.3 The Lender may by notice in writing to the Company convert the floating charge contained in clause 3.2 into a fixed charge as regards any Mortgaged Property specified in such notice at any time after this Mortgage becomes enforceable. If without the prior written consent of the Lender the Company charges pledges or otherwise encumbers (whether by way of fixed or floating security) any of the Mortgaged Property subject to a floating charge under this Mortgage or attempts to do so or if any person levies or attempts to levy any distress execution sequestration or other process against any of the Mortgaged Property, the charge hereby created over the property or assets the subject thereof shall automatically without notice operate and have effect as a fixed charge instantly such event occurs.

3.4 The Company shall promptly on demand and at its own cost execute and do all such assurances acts and things including without limitation execute all transfers conveyances assignments and assurances of the Mortgaged Property and give all notices orders and directions which the Lender may require for perfecting or protecting this Mortgage or the priority of this Mortgage or for facilitating the realisation of the Mortgaged Property or the exercise of any of the rights vested in the Lender or any Receiver.


4.       DISCHARGE

If the Company shall pay to the Lender the Secured Liabilities in accordance with the covenants contained in this Mortgage the Lender at the request and cost of the Company will duly discharge this Mortgage.

5.       RESTRICTIONS

The Company shall not without the prior written consent of the Lender:

(a) create or permit to subsist or arise any Encumbrance or any right or option on the Property or any part thereof. Subject as aforesaid, any mortgage of or charge on the Property created by the Company (otherwise than in favour of the Lender) shall be expressed to be subject to this Mortgage;

(b) sell, convey, assign or transfer the Property or any interest therein or otherwise part with or dispose of any Property or assign or otherwise dispose of any moneys payable to the Company in relation to the Property or agree to do any of the foregoing;

(c) exercise any of the powers of leasing or agreeing to lease vested in or conferred on mortgagors by common law or by statute or accept the surrender of any lease, underlease or tenancy or agree to do any of the foregoing;

(d) part with or share possession or occupation of the Property or any part of it or grant any tenancy or licence to occupy the Property or agree to do any of the foregoing

6.       COVENANTS BY THE COMPANY

The Company covenants with the Lender at all times during the continuance of this security:

          (a)     Repair To keep the buildings installations and structures
                  ------
                  (whether fully built or in course of construction) and all fixtures and fittings therein or thereon and other erections from time to time upon the Property in good and substantial repair and condition (fair wear and tear excepted) (in the case of plant and machinery) and fully protected from damage or deterioration as a result of weather or malicious damage or any other cause and to replace any fixtures and fittings which have become worn out or otherwise unfit for use by others of a like nature and equal value.

          (b)     Insurance

                  (i) to keep the said buildings installations and structures and all fixtures and fittings situate thereon and other erections insured against loss or damage by the Insured Risks in their full replacement value for the time being in such office or offices and on such terms as the Lender shall approve and including (if available on reasonable terms) a lender protection clause whereby the insurance effected will not be vitiated or avoidable as against a mortgagee in the event of any misrepresentation act or neglect or failure to disclose on the part of the Company or the insured party (if not the Company) with the Lender named as co-insured and co-payee

                  (ii) to maintain such insurance over the stock in trade from to time upon the Property as the Lender shall require;

                  (iii) to maintain in such office or offices as the Lender shall approve such insurance in respect of employers' liability public liability and liability under the Defective Premises (NI) Order 1975 as the lender shall reasonably require;

                  (iv) punctually to pay all premiums (and other moneys) in respect of such insurances and on demand to deliver to the Lender the policy or policies of all such insurances and the receipt for every such payment and all moneys received under any policy or policies of insurance whether maintained or effected by the Company, the Lender or by a third party and whether or not in pursuance of the Company's obligations under this Mortgage shall be applied, at the Lender's option, but subject to the rights of any lessor under the Lease or the rights of any prior chargee either in making good the loss or damage to the Property (any deficiency being made good by the Company) or towards the discharge of the Secured Liabilities and any such moneys received by the Company shall be held by the Company on trust for the Lender accordingly;

                  (v) to comply with the terms and conditions of any policy of insurance on the Property or otherwise contemplated by this Clause and not to do or omit to do anything whereby any such insurance may become void or voidable wholly or in part.

         (c) Outgoings To pay when due all rents, rent charges (if any), rates, taxes, charges, duties, assessments, impositions and other outgoings whatsoever charged assessed levied or imposed upon the Property or upon the owner or occupier thereof or payable in respect of the Property.

         (d) Covenants and stipulations To perform and observe all covenants, restrictions, stipulations, provisions, regulations and conditions affecting the Property or the use or enjoyment of it.

         (e) Alterations Not without the previous written consent of the Lender not to be unreasonably withheld or delayed to demolish pull down remove or permit or suffer to be demolished pulled down or removed any building installation or structure for the time being upon the Property or except in connection with the renewal or replacement thereof any fixtures or erect or make or suffer to be erected or made on the Property any building installation structure or alteration or a change of use thereof within the meaning of the Planning Order or otherwise commit any waste upon or destroy or injure in any manner or by any means lessen or suffer to be lessened to any material extent the value of the Property.

         (f) Development Where at the date of this Mortgage or at any time during the continuance of this security the Property or any part of it is intended to be developed or is in the course of development, to proceed diligently and to the satisfaction of the Lender and any competent authority with such development in all respects in conformity with the planning and bye-law consents therefor and to produce all plans and specifications in relation to such development to the Lender for approval and not to amend such plans and specifications in any manner which might diminish the finished value (or increase the cost to a material extent) without the Lender's approval not to be unreasonably withheld or delayed.

         (g)      Planning

                  (i) to comply in all respects with the Planning Order and all licences, consents, permissions or conditions granted or imposed thereunder;

                  (ii) not to make any application for planning permission without the prior consent of the Lender and not to enter into or agree to enter into any agreement under
                           Article 40 of the Planning Order such consent not to be unreasonably withheld;

                  (iii) to comply with the requirements of any valid enforcement notice or other notice or order (whether issued under the Planning Order or any other statute) within such time as may be specified therein or if no time is specified within such period as may be reasonably required by the Lender and to pay to the Lender in reduction of the Secured Liabilities any compensation received as a result of any such notice or order.

         (h) Right of entry To permit representatives of the Lender with or without workmen or others to enter the Property at all reasonable times to view the state of repair and condition of the Property.

         (i) Notices Within four days of receipt to produce to the Lender a copy of any notice, order, direction, permission or proposal affecting the Property or its use or value and to comply immediately with the terms thereof or if the Lender so requires or approves and at the Company's cost to make such objections representations against or in respect of such notice order proposal permission or consent as aforesaid as the Lender may reasonably require.

         (j) Information On request to produce to or provide for the Lender such documents or information relating to the Property or its development as the Lender may reasonably require.


         (k) Statutes To comply (in all material respects) with all obligations imposed under any present or future statute regulation order or instrument or under any bye-laws regulations or requirements of any competent authority or approvals licences or consents relative to the Property or its use or enjoyment.

         (l) Leases Where the Property is leasehold or subject to any lease agreement for lease or tenancy (referred to below as the `occupational lease'):

                  (i) to perform and observe all covenants and conditions contained in the Lease to be performed and observed by the lessee and contained in any occupational lease to be observed by the lessor;

                  (ii) to enforce the due observance and performance of all obligations of all other parties to the Lease and any occupational lease;

                  (iii) not to waive, release or vary any of the terms of the Lease or any occupational lease, or to accept any surrender of any occupational lease or exercise any power to determine or extend the same or grant any consent or licence or conclude any rent review under the same without, in each case, the consent of the Lender which consent is not to be unreasonably withheld or delayed in circumstances in which the Company may not unreasonably withhold or delay its consent;

                  (iv)     if the Company shall receive any notice served under
                           section 14 of the CA or any proceedings shall be commenced for forfeiture of the Lease or any superior lease or the landlord or any superior landlord shall attempt to re-enter under the provisions of the Lease or any superior lease the Company shall give immediate notice of such event in writing to the Lender and at the request of the Lender and at the expense of the Company take such steps as the Lender may in its absolute reasonable discretion require.

         (n)      Indemnity To keep the Lender (and any Receiver appointed by
                  ---------
                  the Lender) fully and effectively indemnified from and against all actions, proceedings, costs, charges, claims, demands, expenses and liabilities (including Value Added Tax and any other taxes and/or legal and other professional fees) whatsoever in respect of any breach or non-observance or non-performance of any covenants obligations warranties or undertakings on the part of the Company contained in this Mortgage or the making good of any such breach or non-observance or non-performance.

         (o)      Value Added Tax The Company covenants that it will not make an
                  ---------------
                  election pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to land and/or buildings comprising the Property or will not revoke any election made prior to the date of this Mortgage without the prior written consent of the Lender such consent not to be unreasonably withheld or delayed.

         (p)      Prior charges Duly and punctually to pay all sums payable in
                  -------------
                  respect of the Prior Charge (subject to any applicable agreement or arrangement as to priorities) and from time to time to produce to the Lender on demand the receipts for every such payment.

         (q) To comply (at its own cost) forthwith if required by the Lender with any notice served on the Company pursuant to the Waste and Contaminated Land (NI) Order 1997.

7.       POWER TO REMEDY

7.1 If any building operations on the Property are not carried out in a proper and workmanlike manner and with diligent progress to the reasonable satisfaction of the Lender or its surveyor the Lender may (but shall not be under any obligation so to do) serve a written notice on the Company advising it of such failure and the Company shall have such period as the Lender may reasonably specify to remedy the same failing which:

         (a) the Company shall if required by written notice from the Lender within seven days assign to the Lender or as it may direct all the benefit and interest of the Company in any building contract sub-contract appointment of professional advisers and such other contracts or agreements as the Company may have relating to such building operations and will take or procure such action as is necessary or desirable to provide the Lender or the nominee of the Lender as aforesaid with privity of contract with such parties or contractors with whom the Company may have privity of contract and take all such other steps as Lender may reasonably require to enable the Lender to procure the completion of the said building operations; and

         (b) the Company shall permit the Lender at the Company's cost to complete or procure the completion of the said building operations in both cases with power for the Lender and any persons authorised by the Lender to enter upon the Property for any of the above purposes without thereby becoming a mortgagee in possession.

7.2 If the Company fails to perform or observe any covenant or condition in its part contained in this Mortgage, it shall be lawful for but not obligatory upon the Lender in order to make good such failure in whole or in part and at the Company's cost:

         (a) to enter upon the Property and effect such repairs and other works thereon as the Lender considers necessary; and/or

         (b) to take such steps, give such notices, execute such works and do such things as the Lender considers necessary to comply with any requirements of or any notice, order, direction permission or proposal, given, served or made under the Planning Order or otherwise affecting or likely to affect the Property or its value; and/or

         (c) to insure and keep insured the Property in such amount and in such manner as the Lender considers necessary; and/or

         (d) to admit, settle, liquidate, compound or contest in such manner as the Lender thinks fit any claim or liabilities in relation to the Property whether or not the Lender is expressly indemnified in this Mortgage against the same and to make such payments and expend or debit on account such moneys as the Lender considers necessary in that behalf but without thereby becoming a mortgagee in possession.

8.       ENFORCEMENT

Sections 20 and 24 of the CA shall not apply to this Mortgage and the statutory powers of sale and appointing a Receiver under Sections 19 and 24 of the CA (as varied and extended under this Mortgage) shall arise on the execution of this Mortgage and shall become immediately exercisable without the restrictions contained in the CA as to the giving of notice or otherwise at any time after the Lender shall have demanded payment of any of the Secured Liabilities or after any breach by the Company of any of the provisions of this Mortgage or the occurrence of an Enforcement Event.

9.       APPOINTMENT AND POWERS OF RECEIVER

9.1 At any time after the Lender shall have demanded payment of any of the Secured Liabilities or after any breach by the Company of any of the provisions of this Mortgage or the occurrence of an Enforcement Event or if requested by the Company, the Lender may appoint by writing any person or persons (whether an officer of the Lender or not) to be a Receiver of all or any part of the Mortgaged Property and where more than one Receiver is appointed they may be given power to act either jointly or severally.

9.2 The Lender may from time to time determine the remuneration of the Receiver and may remove the Receiver and appoint another in his place.

9.3 The Receiver shall (so far as the law permits) be the agent of the Company (who shall alone be personally liable for his acts, defaults, omissions and remuneration) and shall have and be entitled to exercise all powers conferred by the CA and the Insolvency (NI) Order 1989 in the same way as if the Receiver had been duly appointed thereunder and in particular by way of addition to, but without limiting any general powers referred to above (and without prejudice to any of the Lender's powers) the Receiver shall have power in the name of the Company or otherwise to do the following things, namely:

         (a) to take possession of collect and get in all or any part of the Mortgaged Property and for that purpose to take any proceedings as he shall think fit;

         (b) to commence and/or complete any building operations on the Property and to apply for and obtain any planning permissions, building regulation approvals and any other permissions, consents or licences in each case as he may in his absolute discretion think fit;

         (c) for the purpose of exercising any of the rights, powers, authorities and discretions conferred on him by or pursuant to this Mortgage or for any other purpose to borrow moneys from the Lender or others on the security of the Mortgaged Property or otherwise on such terms as he may in his absolute discretion think fit;

         (d) to provide such facilities and services for tenants and generally to manage the Property in such a manner as he shall think fit;

         (e) if the Property is leasehold to vary the terms of or surrender any lease and/or to take a new lease of it or of any part of it on such terms as he shall think fit and so that any such new lease shall ipso facto become charged to the Lender on the terms of this Mortgage so far as applicable and to execute a formal Mortgage over any such new lease in favour of the Lender in such form as the Lender may reasonably require;

         (f) to sell, transfer, assign, let or lease or concur in selling, letting or leasing the Property or any part of it and the grant of any rights over the Property (either by public auction or private contract or otherwise) on such terms and conditions and for such consideration including without limitation shares, securities (of any other company) or other investments payable at such time or times as he may in his absolute discretion think fit;

         (g) to vary the terms of, terminate, grant renewals of or accept surrenders of leases or tenancies of the Property or any part of it in such manner and for such terms with or without a premium or other compensation or consideration including the payment of money to a lessee or tenant on a surrender with such rights relating to other parts of the Property and containing such covenants on the part of the Company or otherwise and generally on such terms and conditions as in his absolute discretion he shall think fit;

         (h) to make any arrangements or compromise which the Lender or he shall think fit whether in relation to any lease of the Property or to any covenants, conditions or restrictions relating to the Property or without limitation otherwise;

         (i)      to make and effect all repairs and improvements;

         (j) to enter into bonds, covenants, commitments, guarantees, indemnities and like matters and to make all payments needed to effect, maintain or satisfy the same;

         (k) to settle adjust refer to arbitration compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Company or relating in any way to the Mortgaged Property;

         (l) to effect such insurances of or in connection with the Property as he shall in his absolute discretion think fit;

         (m) to appoint managers officers contractors and agents for the aforesaid purposes upon such terms as to remuneration or otherwise as he may determine;

         (n) to do all such other acts and things as may be considered to be incidental or conducive to any of the matters or powers aforesaid and which he lawfully may or can do.

Provided nevertheless that the Receiver shall not be authorised to exercise any of the above powers if and insofar and so long as the Lender shall in writing exclude the same whether in or at the time of his appointment or subsequently.

9.4 Any moneys received by the Receiver in the exercise of his powers under this Mortgage and under general law shall be (so far as the law permits) applied by him as follows:

         (a) in payment of the costs, charges and expenses of and incidental to his appointment and the exercise of all or any of his powers;

         (b)      in payment of his remuneration;

         (c) in payment to the Lender of moneys whether for principal, interest or otherwise in arrear or accruing due under this Mortgage and any balance shall be paid to the person or persons entitled to it.

10.      LENDER'S LIABILITY

10.1 In no circumstances shall the Lender be liable to account to the Company as a mortgagee in possession or otherwise for any moneys not actually received unconditionally and irrevocably by the Lender.

10.2 In no circumstances shall the Lender be liable to the Company or any other person for any costs, charges, losses, damages, liabilities or expenses arising from or connected with any realisation of the Mortgaged Property or from any act, default, omission or misconduct of the Lender its officers employees or agents in relation to the Mortgaged Property or in connection with this Mortgage or the Loan Agreement except to the extent that they shall be caused by the Lender's own fraud negligence or wilful misconduct or that of its officers or employees.

11.      PROTECTION OF THIRD PARTIES

Any purchaser or any other person dealing with the Lender or any Receiver shall not be concerned to enquire whether the Secured Liabilities have become payable or whether any power which it or he is purporting to exercise has become exercisable or whether any money is due under this Mortgage or as to the application of any money paid, raised or borrowed or as to the propriety or regularity of any sale by or other dealing with the Lender or such Receiver. All the protection to purchasers contained in Sections 21 and 24 of the CA shall apply to any person purchasing from or dealing with the Lender or any Receiver.

12.      POWERS OF LEASING

The statutory powers of sale leasing and accepting surrenders exercisable by the Lender are hereby extended so as to authorise the Lender whether in the name of the Lender or in that of the Company to grant a lease or leases of the whole or any part or parts of the Property with such rights relating to other parts of it and containing such covenants on the part of the Company and generally on such terms and conditions (including the payment of money to a lessee or tenant on a surrender) and whether or not at a premium as the Lender (in its absolute discretion) shall think fit.

13.      POWER OF ATTORNEY

13.1 The Company hereby irrevocably appoints the Lender and the Receiver jointly and also severally the Attorney and Attorneys of the Company for the Company and in the name and on behalf of the Company and as the act and deed of the Company or otherwise to sign seal and deliver execute as a deed and otherwise perfect any deed assurance agreement instrument or act which may be required or may be deemed proper for any of the purposes referred to in or otherwise in connection with this Mortgage. The Company ratifies and confirms and agrees to ratify and confirm whatever any attorney appointed under this Clause properly does or purports to do in the exercise of all or any of the powers, authorities and discretions granted or referred to in this Mortgage.

13.2 The power of attorney hereby granted is irrevocable and for value as part of the security constituted by this Mortgage.

14.      LENDER'S RIGHTS

14.1 At any time after this Mortgage becomes enforceable all powers of the Receiver may be exercised by the Lender whether as attorney of the Company or otherwise.

14.2 The Company agrees that at any time after this Mortgage becomes enforceable:

         (a) upon any sale or other disposition in exercise of the powers contained or implied by this Mortgage the Lender may sever any fixtures from the Property and sell the same apart from the Property without taking possession of the Property and apply the net proceeds of such sale in or towards satisfaction of the Secured Liabilities;

         (b) the Lender may as agent of the Company remove and sell any chattels on the Property;

         (c) it shall be lawful for the Lender to enter into any arrangement or accept any composition in relation to the debts hereby charged without the concurrence of the Company and any such arrangement or composition shall be binding on the Company.

15.      COSTS AND EXPENSES

15.1     The Company shall, on demand and on a full indemnity basis, pay to the
         Lender:

         (a) the amount of all costs and expenses (including legal and out-of-pocket expenses and any Value Added Tax on such costs and expenses) which the Lender and any Receiver appointed by the Lender incurs in connection with:

                  (i) the preparation, negotiation, execution and delivery of this Mortgage and any related document;

                  (ii)     any stamping or registration of this Mortgage;

                  (iii) any actual or proposed amendment of or waiver or consent under or in connection with this Mortgage;

                  (iv)     any discharge or release of this Mortgage;

                  (v) the preservation or exercise (or attempted preservation or exercise) of any rights under or in connection with, and the enforcement (or attempted enforcement) of, this Mortgage and any related document;

                  (vi)     obtaining payment of the Secured Liabilities;

                  (vii) dealing with or obtaining advice about any other matter or question arising out of or in connection with this Mortgage and any related document;

         (b) all other moneys paid by the Lender in perfecting or otherwise in connection with this Mortgage or in respect of the Mortgaged Property including without limitation all moneys expended by the Lender under clause 8 and all moneys advanced or paid by the Lender to any Receiver for the purposes set out in clause 10.

15.2 Such costs expenses and other moneys shall be recoverable from the Company as a debt and shall bear interest accordingly at the Default Rate and shall be charged on the Mortgaged Property.

16.      CONTINUING SECURITY

16.1 This Mortgage shall be a continuing security to the Lender notwithstanding any settlement of account or other matter or thing whatsoever and shall be in addition to and shall not prejudice or affect or be prejudiced or affected by any security relating to the Mortgaged Property or to any other property or any other security which the Lender may now or at any time in the future hold in respect of the Secured Liabilities or any of them and shall continue in full force and effect as a continuing security until discharged.

16.2     Section 17 of the CA shall not apply to this Mortgage.

17.      NOTICES

17.1 Every notice demand or other communication under this Mortgage shall be in writing and may be delivered personally or by letter or facsimile despatched as follows:

         (a) if to the Lender, to its address specified at the head of this Mortgage marked for the attention of the Company Secretary

         (b) if to the Company, at or to the offices of Messrs Johns Elliot Solicitors marked for the attention of Mr Maurice Butler or to such other address and/or facsimile number as may be notified in accordance with this Clause by the relevant party to the other party for such purpose.

17.2 Every notice demand or other communication shall be deemed to have been received (if sent by post) 24 hours after despatch and (if delivered personally) at the time of delivery or despatch if during normal business hours in the place of intended receipt on a working day in that place and otherwise at the opening of business in that place on the next succeeding such working day.

17.3 Any notices demands or other communication as aforesaid to be given by the

         Lender may be made by any person or firm acting as solicitor or solicitors for the Lender.

18.      TRANSFERS

18.1     This Mortgage is freely assignable or transferable by the Lender.

18.2 The Company may not assign or transfer any of its obligations under this Mortgage or enter into any transaction which would result in any of those obligations passing to another person.

18.3 The Lender may subject to the Lender obtaining the Company's written consent not to be unreasonably withheld or delayed disclose to any person related to the Lender and/or any person to whom it is proposing to transfer or assign or has transferred or assigned this Mortgage any information about the Company and any person connected or associated with it. The Company represents and warrants that it has (and, subject to any contrary requirement of law, will maintain) any necessary authority by or on behalf of any such person to agree to the provisions of this Clause.

19.      MISCELLANEOUS

19.1 No delay or omission on the part of the Lender in exercising any right or remedy under this Mortgage shall impair that right or remedy or operate as or be taken to be a waiver of it; nor shall any single partial or defective exercise of any such right or remedy preclude any other or further exercise under this Mortgage of that or any other right or remedy.

19.2 The Lender's rights under this Mortgage are cumulative and not exclusive of any rights provided by law and may be exercised from time to time and as often as the Lender deems expedient.

19.3 Any waiver by the Lender of any terms of this Mortgage, or any consent or approval given by the Lender under it, shall only be effective if given in writing and then only for the purpose and upon the terms and conditions, if any, on which it is given.

19.4 If at any time any one or more of the provisions of this Mortgage is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality validity and enforceability of the remaining provisions of this Mortgage nor the legality validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected or impaired as a result.

19.5 Any certificate or determination of the Lender as to the amount of the Secured Liabilities shall, in the absence of manifest error, be conclusive and binding on the Company.

19.6 The Company certifies that this Mortgage does not contravene any of the provisions of its Memorandum and Articles of Association.

20.      LAW AND JURISDICTION

20.1 This Mortgage is governed by and shall be construed in accordance with the law of Northern Ireland.

20.2 The Company irrevocably agrees for the exclusive benefit of the Lender that the Courts of Northern Ireland shall have jurisdiction to hear and determine any suit action or proceeding, and to settle any dispute, which may arise out of or in connection with this Mortgage and for such purposes hereby irrevocably submits to the jurisdiction of such courts.

20.3 Nothing contained in this Clause shall limit the right of the Lender to take proceedings against the Company in any other court of competent jurisdiction, nor shall the taking of any such proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not (unless precluded by applicable law).

20.4 The Company irrevocably waives any objection which it may have now or in the future to the Courts of Northern Ireland being nominated for the purpose of this Clause on the ground of venue or otherwise and agrees not to claim that any such court is not a convenient or appropriate forum.

21.      UNREGISTERED LAND

The Company hereby covenants with the Lender that:

         (a) if and so long as the title to the Property or any part thereof is not registered under the Land Registration Act (NI) 1970 no person shall during the continuance of this security be registered under the said Act as proprietor of the Property without the consent in writing of the Lender;

         (b) upon any such registration the Company will forthwith deliver to the Lender all Land Certificates relating to the Property unless such certificates are deposited with the Land Registry.

22.      REGISTERED LAND

The Company hereby applies to the Land Registrar for an inhibition in the following terms to be entered on the register of the Company's title to the
Property: `Except under an order of the Registrar no disposition by the Owner of the land is to be registered without the consent of the Owner for the time being of this Mortgage.'

IN WITNESS whereof this Mortgage has been duly executed as a deed and is intended to be and is delivered on the date first above written.

                                 THE SCHEDULE

                                    PART I

                                 THE PROPERTY
                                     None






                                    PART II

                                 THE LEASE(S)
                                     None



EXECUTED AND DELIVERED AS A
DEED by the said UNICOMP
HOLDINGS (UK) LIMITED
acting by a director and
its secretary or two directors

________________________________
Director

________________________________
Secretary or Director

Company's Registered Number



SIGNED BY                          :
For and on behalf of Sx3 LIMITED   :
in the presence of                 :
                                   :
                                   :
                                   :